Exhibit 5.1

Stradley Ronon Stevens & Young, LLP Suite 2600 2005 Market Street Philadelphia, PA 19103-7018 Telephone 215.564.8000 Fax 215.564.8120 www.stradley.com

April 19, 2013

Customers Bancorp, Inc.

1015 Penn Avenue

Suite 103

Wyomissing PA 19610

Re:	Registration Statement on Form S-3 of Customers Bancorp, Inc.

Ladies and Gentlemen:

We have acted as counsel to and for Customers Bancorp, Inc., a Pennsylvania corporation (the “Company”), in connection with the preparation and filing with the United States Securities and Exchange Commission (the “Commission”) of a registration statement on Form S-3 on April 19, 2013 (the “Registration Statement”) relating to the issuance from time to time of up to $250,000,000 in aggregate offering price of the Company’s (i) shares of voting common stock, par value $1.00 per share (“Voting Common Stock”), (ii) shares of Class B non-voting common stock, par value $1.00 per share (“Class B Common Stock”), (iii) one or more series of preferred stock, having no par value or such par value as the board of directors may set (“Preferred Stock”), (iv) one or more series of debt securities of the Company (“Debt Securities”), (v) warrants to purchase Voting Common Stock, Class B Common Stock, Preferred Stock or Debt Securities (“Warrants”), (vi) depositary shares (evidenced by depositary receipts) representing fractional interests in shares of Voting Common Stock, Class B Common Stock or Preferred Stock (“Depositary Shares”), (vii) stock purchase contracts representing contracts obligating holders to purchase from the Company, and the Company to sell to the holders, a specified number of shares of Voting Common Stock, Class B Common Stock or Preferred Stock (or a number of shares within a range, determined pursuant to a predetermined formula) at a future date or dates (“Purchase Contracts”), such Purchase Contracts to be issued separately or as a part of units with debt securities or debt obligations of third parties (“Purchase Units”) and (viii) units (“Units”) comprising one or more of the Securities (as defined below) described in the preceding clauses (i) through (vii), in any combination. The Voting Common Stock, Class B Common Stock, Preferred Stock, Debt Securities, Warrants, Depositary Shares, Purchase Contracts, Purchase Units and Units are collectively referred to herein as the “Securities.” The Securities are being registered for offer and sale from time to time pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).

We have examined copies of the Registration Statement, including the prospectus (“Prospectus”) constituting a part of the Registration Statement, the Company’s Amended and Restated Articles of Incorporation, as amended, included as Exhibit 3.1 to the Company’s Form 8-K filed with the Commission on April 30, 2012, as amended by the Amendment included as Exhibit 3.1 to the Company’s Form 8-K filed with the Commission on July 2, 2012, the Company’s Amended and Restated Bylaws, included as Exhibit 3.2 to the Company’s Form 8-K filed with the Commission on April 30, 2012, and such other records, documents and statutes as we have deemed necessary for purposes of this opinion letter.

Customers Bancorp, Inc.

April 19, 2013

In rendering this opinion, we have assumed and relied upon, without independent investigation (i) the authenticity, completeness, truth and due authorization and execution of all documents submitted to us as originals, (ii) the genuineness of all signatures on all documents submitted to us as originals and (iii) the conformity to the originals of all documents submitted to us as certified, electronic or photostatic copies.

The law covered by the opinions expressed herein is limited to the federal statutes, judicial decisions and rules and regulations of the governmental agencies of the United States of America and the statutes, judicial and administrative decisions and rules and regulations of the governmental agencies of the Commonwealth of Pennsylvania. We are not rendering any opinion as to compliance with any federal or state law, rule, or regulation relating to securities, or to the sale or issuance thereof, or the application of securities or “blue sky” laws of any jurisdiction (except federal securities laws). This opinion letter is being furnished in connection with the requirements of Item 601(b)(5) of the Commission’s Regulation S-K, and we express no opinion as to any matter pertaining to the contents of the Registration Statement, the Prospectus or any prospectus supplement, other than as expressly stated herein with respect to the issuance of the Securities.

Our opinions are limited and qualified in all respects by the effects of (i) general principles of equity and limitations on availability of equitable relief, including specific performance, whether applied by a court of law or equity, and (ii) bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance or fraudulent transfer, receivership, and other laws now or hereafter in force affecting the rights and remedies of creditors generally (not just creditors of specific types of debtors) and other laws now or hereafter in force affecting generally only creditors of specific types of debtors.

This opinion letter is given only with respect to laws and regulations presently in effect. We assume no obligation to advise you of any changes in law or regulation which may hereafter occur, whether the same are retroactively or prospectively applied, or to update or supplement this letter in any fashion to reflect any facts or circumstances which hereafter come to our attention.

Based upon, and subject to, the foregoing, and subject to the qualifications herein stated, we are of the opinion that:

1. With respect to the Voting Common Stock offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendments thereto have all become effective under the Securities Act, and the Prospectus and any and all prospectus supplement(s) required by applicable laws have been delivered and filed as required by such laws, (ii) the issuance and sale of the Voting Common Stock have been duly authorized by the Company by all necessary corporate action, (iii) the issuance and sale of the Voting Common Stock do not violate any applicable law, are in conformity with the Company’s then-operative articles of incorporation (the “Articles of Incorporation”) and bylaws (the “Bylaws”), do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (iv) any certificates for the Voting Common Stock have been duly executed by the Company, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof or such shares of Voting Common Stock have been otherwise duly delivered to the purchasers thereof, in each case upon payment in full of the consideration therefor, then the Voting Common Stock, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related prospectus supplement(s) and in accordance with

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April 19, 2013

any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon exercise, exchange or conversion, as applicable, of any other Security in accordance with the terms of such other Security providing for such exercise, exchange or conversion, will be validly issued, fully paid and nonassessable.

2. With respect to the Class B Common Stock offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendments thereto have all become effective under the Securities Act, and the Prospectus and any and all prospectus supplement(s) required by applicable laws have been delivered and filed as required by such laws, (ii) the issuance and sale of the Class B Common Stock have been duly authorized by the Company by all necessary corporate action, (iii) the issuance and sale of the Class B Common Stock do not violate any applicable law, are in conformity with the Company’s then-operative Articles of Incorporation and Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (iv) any certificates for the Class B Common Stock have been duly executed by the Company, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof or such shares of Class B Common Stock have been otherwise duly delivered to the purchasers thereof, in each case upon payment in full of the consideration therefor, then the Class B Common Stock, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related prospectus supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon exercise, exchange or conversion, as applicable, of any other Security in accordance with the terms of such other Security providing for such exercise, exchange or conversion, will be validly issued, fully paid and nonassessable.

3. With respect to the Preferred Stock offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendments thereto have all become effective under the Securities Act, and the Prospectus and any and all prospectus supplement(s) required by applicable laws have been delivered and filed as required by such laws, (ii) the issuance and sale of the Preferred Stock have been duly authorized by the Company by all necessary corporate action, including action by the Board of Directors to establish the terms of any particular series of Preferred Stock, (iii) the issuance and sale of the Preferred Stock do not violate any applicable law, are in conformity with the Company’s then-operative Articles of Incorporation and Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (iv) any certificates for the Preferred Stock have been duly executed by the Company, countersigned by the transfer agent therefor and duly delivered to the purchasers thereof or such shares of Preferred Stock have otherwise been duly delivered to the purchasers thereof, in each case upon payment in full of the consideration therefor, then the Preferred Stock, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related prospectus supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon exercise, exchange or conversion, as applicable, of any other Security in accordance with the terms of such other Security providing for such exercise, exchange or conversion, will be validly issued, fully paid and nonassessable.

4. With respect to the Debt Securities offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendments thereto have all become effective under the Securities Act, and the Prospectus and any and all prospectus supplement(s) required

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April 19, 2013

by applicable laws have been delivered and filed as required by such laws, (ii) the applicable indenture related to the Debt Securities to be issued, including any supplements thereto, has been duly authorized by the Company by all necessary corporate action and delivered to and duly accepted by the trustee, (iii) the issuance and sale and the terms of the Debt Securities have been duly authorized by the Company by all necessary corporate action, (iv) the terms of the applicable indenture, including any supplements thereto, and the terms of the Debt Securities and their issuance and sale have been duly established in conformity with the applicable indenture and as described in the Registration Statement, the Prospectus and the related prospectus supplement(s), and do not violate any applicable law, are in conformity with the Company’s then-operative Articles of Incorporation and Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (v) the Debt Securities have been duly authenticated by the indenture trustee and executed and delivered by the Company to the purchasers thereof upon payment in full of the consideration therefor, then the Debt Securities, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related prospectus supplement(s) and in accordance with such indenture and any supplements thereto, and any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company.

5. With respect to the Warrants offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendments thereto have all become effective under the Securities Act, and the Prospectus and any and all prospectus supplement(s) required by applicable laws have been delivered and filed as required by such laws, (ii) the applicable warrant agreement under which the Warrants are to be issued has been duly authorized by the Company by all necessary corporate action, duly authorized by any applicable warrant agent and duly delivered by the parties, (iii) the issuance and sale and the terms of the Warrants have been duly authorized by the Company by all necessary corporate action, (iv) the terms of the Warrants and of their issuance and sale have been duly established in conformity with the applicable warrant agreement and as described in the Registration Statement, the Prospectus and the related prospectus supplement(s), and do not violate any applicable law, are in conformity with the Company’s then-operative Articles of Incorporation and Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (v) the Warrants have been duly executed by the Company and authenticated by any applicable warrant agent pursuant to such warrant agreement, and delivered to the purchasers thereof upon payment in full of the consideration therefor, then the Warrants, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related prospectus supplement(s) and in accordance with such warrant agreement, and any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company.

6. With respect to the Depositary Shares offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendments thereto have all become effective under the Securities Act, and the Prospectus and any and all prospectus supplement(s) required by applicable laws have been delivered and filed as required by such laws, (ii) the applicable depositary agreement relating to the Depositary Shares has been duly authorized by the Company by all necessary corporate action, duly authorized by any bank or trust company designated by the Company as the depositary and duly delivered by the parties, (iii) the issuance and sale and the terms of the Depositary Shares have been duly authorized by the Company by all necessary corporate action, (iv) the terms of the

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April 19, 2013

Depositary Shares and of their issuance and sale have been duly established in conformity with the applicable depositary agreement and as described in the Registration Statement, the Prospectus and the related prospectus supplement(s), and do not violate any applicable law, are in conformity with the Company’s then-operative Articles of Incorporation and Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (v) the depositary receipts evidencing the Depositary Shares have been duly executed and delivered by the Company to the purchasers thereof upon payment in full of the consideration therefor, then the Depositary Shares, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related prospectus supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon exercise, exchange or conversion, as applicable, of any other Security in accordance with the terms of such other Security providing for such exercise, exchange or conversion, will be validly issued, fully paid and nonassessable and the depositary receipts evidencing the Depositary Shares validly issued and will entitle the holders thereof to the rights specified in the Depositary Agreement.

7. With respect to the Purchase Contracts offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendments thereto have all become effective under the Securities Act, and the Prospectus and any and all prospectus supplement(s) required by applicable laws have been delivered and filed as required by such laws, (ii) the issuance and sale and the terms of the Purchase Contracts have been duly authorized by the Company by all necessary corporate action, (iii) the terms of the Purchase Contracts and the underlying Voting Common Stock, Class B Common Stock and Preferred Stock relating thereto and their issuance and sale have been duly established as described in the Registration Statement, the Prospectus and the related prospectus supplement(s), and do not violate any applicable law, are in conformity with the Company’s then-operative Articles of Incorporation and Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (iv) the Purchase Contracts have been duly executed and delivered by the Company to the purchasers thereof upon payment in full of the consideration therefor, then the Purchase Contracts, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related prospectus supplement(s), as applicable, and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company.

8. With respect to the Purchase Units offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendments thereto have all become effective under the Securities Act, and the Prospectus and any and all prospectus supplement(s) required by applicable laws have been delivered and filed as required by such laws, (ii) the issuance and sale and the terms of the Purchase Units have been duly authorized by the Company by all necessary corporate action, (iii) the terms of the Purchase Units, the underlying Voting Common Stock, Class B Common Stock and Preferred Stock relating to the Purchase Contracts which form a part thereof, any underlying Debt Securities which form a part thereof, and their issuance and sale have been duly established as described in the Registration Statement, the Prospectus and the related prospectus supplement(s), and do not violate any applicable law, are in conformity with the Company’s then-operative Articles of Incorporation and Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (iv) the Purchase Units have been

Customers Bancorp, Inc.

April 19, 2013

duly executed and delivered by the Company to the purchasers thereof upon payment in full of the consideration therefor, then the Purchase Units, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related prospectus supplement(s), as applicable, and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company; provided however, we express no opinion as to the validity, legality or enforceability of any debt securities or debt obligations issued by any third party which are included in any Purchase Unit.

9. With respect to the Units offered under the Registration Statement, provided that (i) the Registration Statement and any required post-effective amendments thereto have all become effective under the Securities Act, and the Prospectus and any and all prospectus supplement(s) required by applicable laws have been delivered and filed as required by such laws, (ii) the issuance and sale and the terms of the Units have been duly authorized by the Company by all necessary corporate action, (iii) the terms of the Units and the underlying Securities relating thereto and their issuance and sale have been duly established as described in the Registration Statement, the Prospectus and the related prospectus supplement(s), and do not violate any applicable law, are in conformity with the Company’s then-operative Articles of Incorporation and Bylaws, do not result in a default under or breach of any agreement or instrument binding upon the Company and comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (iv) the Units have been duly executed and delivered by the Company to the purchasers thereof upon payment in full of the consideration therefor, then the Units, when issued and sold as contemplated in the Registration Statement, the Prospectus and the related prospectus supplement(s), as applicable, and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and legally binding obligations of the Company; provided however, we express no opinion as to the validity, legality or enforceability of any debt securities or debt obligations issued by any third party which are included in any Unit.

This opinion is to be used only in connection with the Registration Statement and may not be used, quoted or relied upon for any other purpose without our prior written consent.

We hereby consent to your filing of this opinion as an exhibit to the Registration Statement and we further consent to the reference to our firm under the caption “Legal Matters” in the Prospectus and each prospectus supplement and to any reference to our firm in the Registration Statement as legal counsel who have passed upon the legality of the securities offered thereby. In giving such consent, we do not hereby admit that we are “experts” within the meaning of the Securities Act, or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

Very truly yours,

/s/ STRADLEY, RONON, STEVENS & YOUNG, LLP